Exhibit 10.8

LOAN AGREEMENT

between

HAN HONGTAO

and

SHANGHAI EHI CAR RENTAL CO., LTD.

March 10, 2014

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) is made in Shanghai on March 10, 2014:

BETWEEN:

(1)                                 HAN Hongtao, a citizen of the People’s Republic of China, whose ID Number is 310109196810262014 (“Borrower”); and

(2)                                 Shanghai eHi Car Rental Co., Ltd., a limited liability company established under the PRC laws, with its legal address at Room 409, Unit 49, Lane 555 Wenxi Road, Shanghai (“Lender”).

(hereinafter individually referred to as a “Party” and collectively the “Parties”)

WHEREAS:

(A)                               To meet its funding requirement, Borrower proposes to borrow an amount of RMB500,000.00 from Lender;

(B)                               Lender agrees to make certain loan to Borrower.

SECTION I                              DEFINITIONS

1.1                               For the purposes of this Agreement:

“Loan” means the loan in RMB made by Lender to Borrower as set forth in Section 2.1 hereof.

“Amount” means any amount outstanding under the Loan.

“Repayment Notice” has the meaning given to it in Section 4.1 hereof.

“Repayment Request” has the meaning given to it in Section 4.2 hereof.

“Effective Date” means the date on which this Agreement is duly executed by the Parties.

“PRC” means the People’s Republic of China, excluding, for the purposes hereof, Hong Kong, Macao and Taiwan.

1.2                               In this Agreement, relevant terms shall be construed as follows:

The term “Section” shall be construed to mean a section of this Agreement, unless otherwise required by the context;

The term “taxes and charges” shall be construed to include any tax, charge, duty or other impositions of a similar nature (including, without limitation, any fine or interest in connection with the failure or delay in payment of such taxes and charges);

The terms “Borrower” and “Lender” shall be construed to include their respective successors and assignees.

1.3                               Unless otherwise indicated, a reference to this Agreement or any other agreement or document shall be construed to be a reference to this Agreement or such other agreement or document (as the case may be) as has been (or as may from time to time be) modified, amended, substituted or supplemented.

1.4                               Headings are inserted for convenience only.

1.5                               Unless otherwise required by the context, plural forms shall include singular form and vice versa.

SECTION II                         EXTENSION OF LOANS

2.1                               Lender agrees to provide to Borrower a loan in the amount of Renminbi Five Hundred Thousand (RMB500,000.00) (the “Loan”) on the Effective Date.  The Loan shall have a term of 10 years which commences from the Effective Date and may be automatically renewed upon the expiry of such term, provided that Lender does not oppose such renewal by giving a prior written notice.

SECTION III                    INTEREST

3.1                               The Parties agree that no interest will accrue on the Loan.

SECTION IV                     REPAYMENT

4.1                               Lender may at any time accelerate the Loan in its absolute and sole discretion and may by thirty (30) days repayment notice (the “Repayment Notice”) to Borrower demand Borrower to repay any portion of the Amount or the entire Amount.

4.2                               Borrower may at any time by thirty (30) days’ notice make a repayment request (the “Repayment Request”) to Lender proposing to fully repay the Amount.  Unless with the consent of Lender, Borrower shall not repay the Loan partially or by installment.

4.3                               If Borrower has been demanded to repay, or has proposed to repay the Loan, upon expiry of the thirty (30) days period specified in the Repayment Notice or the Repayment Request, Borrower shall repay the Amount in cash, or in such other form as may be required by Lender pursuant to its articles of association and applicable laws and regulations and approved by a resolution duly adopted by the board of directors of Lender.  To the extent not in conflict with applicable PRC laws, the Loan shall be repaid with the amount received by Borrower for its transfer of the equity interest it holds in Shanghai eHi Information Technology Service Co., Ltd. to Lender or a third party designated by Lender.

4.4                               Notwithstanding the provisions of Sections 4.1 and 4.2 above, during the term of the Loan and any extension thereof, Lender shall have the right to require Borrower to immediately repay the full Amount of the Loan:

(1)                                 Borrower is dead, is declared missing, loses civil capacity or has limited civil capacity;

(2)                                 Borrower resigns from Lender or is dismissed by Lender;

(3)                                 The cooperative relationship between Shanghai eHi Information Technology Service Co., Ltd. and Lender has been rescinded or terminated;

(4)                                 Without Lender’s consent, Borrower rescinds or terminates the guarantee agreement with Lender which secures the repayment obligations hereunder (the “Guarantee Agreement”), or breaches or fails to perform any of its obligations under the Guarantee Agreement;

(5)                                 Borrower commits any criminal offense or is involved in or connected with any criminal offense; or

(6)                                 Any other third party makes any request or other claim against Borrower for payment of any debt in excess of RMB300,000.

SECTION V                          TAXES AND CHARGES

All taxes and charges pertaining to the Loan shall be borne by Lender.

SECTION VI                     CONFIDENTIALITY

6.1                               Irrespective of whether this Agreement has been terminated, Borrower shall maintain in confidence (i) the execution, performance and content of this Agreement, and (ii) the business secrets, proprietary information and customer information of Lender coming into its knowledge or received by it as a result of the entry into and performance of this Agreement (“Confidential Information”).  Borrower may only use such Confidential Information for the purposes of performing its obligations hereunder. Without written consent of Lender, Borrower shall not disclose any such Confidential Information to any third party; otherwise, Borrower shall bear liabilities for breach and indemnify against losses.

6.2                               Upon termination of this Agreement, Borrower shall, at the request of Lender, return, destroy or otherwise deal with all documents, materials or software containing the Confidential Information and shall cease any use thereof.

6.3                               Notwithstanding any other provisions of this Agreement, the validity of this Section 6 shall not be affected by any suspension or termination of this Agreement.

SECTION VII                                        NOTICE

7.1                               Any notice, request, demand and other communication required by or made pursuant to this Agreement shall be made in writing and delivered to the relevant Parties.

7.2                               Such notice or other communication shall be deemed delivered when it is transmitted if transmitted by fax or telex; or upon delivery if delivered in person; or five (5) days after posting if delivered by mail.

SECTION VIII                                   LIABILITY FOR DEFAULT

8.1                               Borrower undertakes to indemnify Lender against any actions, fees, claims, costs, damages, demands, expenses, liabilities, losses or proceedings as may be suffered or incurred by Lender as a result of Borrower’s breach of any of its obligations hereunder.

8.2                               Notwithstanding any other provisions hereof, the validity of this Section shall not be affected by any suspension or termination of this Agreement.

SECTION IX                    MISCELLANEOUS

9.1                               This Agreement is made in Chinese in two (2) originals, with each Party holding one (1) copy.

9.2                               The entry into, effectiveness, performance, modification, interpretation and termination of this Agreement shall be governed by PRC laws.

9.3                               Any dispute arising out of or in connection with this Agreement shall be settled by the Parties through consultations and shall, in the absence of an agreement being reached by the Parties within thirty (30) days of its occurrence, be brought before a court of competent jurisdiction for resolution through legal proceedings.

9.4                               No right, power or remedy empowered to any Party by any provision of this Agreement shall preclude any other right, power or remedy enjoyed by such Party in accordance with law or any other provisions hereof and no exercise by a Party of any of its rights, powers and remedies shall preclude its exercise of its other rights, powers and remedies.

9.5                               No failure or delay by a Party in exercising any right, power or remedy under this Agreement or laws (“Party’s Rights”) shall result in a waiver of such rights; and no single or partial waiver by a Party of the Party’s Rights shall preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party’s Rights.

9.6                               The section headings herein are inserted for convenience of reference only and shall in no event be used in or affect the interpretation of the provisions hereof.

9.7                               Each provision contained herein shall be severable and independent of any other provisions hereof, and if at any time any one or more provisions hereof become invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not be affected thereby.

9.8                               Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties hereto.

9.9                               Without prior written consent of Lender, Borrower may not assign any of its rights and/or obligations hereunder to any third party.  Lender shall have the right to assign, upon notice to the other Party, any of its rights hereunder to any third party designated by it.

9.10                        This Agreement shall be binding upon the legal assignees or successors of the Parties.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[EXECUTION PAGE]

IN WITNESS WHEREOF, the Parties have caused this Loan Agreement to be executed at the place and as of the date first above written.

HAN Hongtao

By:	/s/ HAN Hongtao

Shanghai eHi Car Rental Co., Ltd.
(seal)

By:	/s/ Ruiping Zhang
Name:
Title: authorized representative

LOAN AGREEMENT

between

XIE CHUN

and

SHANGHAI EHI CAR RENTAL CO., LTD.

March 10, 2014

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) is made in Shanghai on March 10, 2014:

BETWEEN:

(1)                                 XIE Chun, a citizen of the People’s Republic of China, whose ID Number is 320623197901246459 (“Borrower”); and

(2)                                 Shanghai eHi Car Rental Co., Ltd., a limited liability company established under the PRC laws, with its legal address at Room 409, Unit 49, Lane 555 Wenxi Road, Shanghai (“Lender”).

(hereinafter individually referred to as a “Party” and collectively the “Parties”)

WHEREAS:

(A)                               To meet its funding requirement, Borrower proposes to borrow an amount of RMB500,000.00 from Lender;

(B)          Lender agrees to make certain loan to Borrower.

SECTION I          DEFINITIONS

1.1          For the purposes of this Agreement:

“Loan” means the loan in RMB made by Lender to Borrower as set forth in Section 2.1 hereof.

“Amount” means any amount outstanding under the Loan.

“Repayment Notice” has the meaning given to it in Section 4.1 hereof.

“Repayment Request” has the meaning given to it in Section 4.2 hereof.

“Effective Date” means the date on which this Agreement is duly executed by the Parties.

“PRC” means the People’s Republic of China, excluding, for the purposes hereof, Hong Kong, Macao and Taiwan.

1.2          In this Agreement, relevant terms shall be construed as follows:

The term “Section” shall be construed to mean a section of this Agreement, unless otherwise required by the context;

The term “taxes and charges” shall be construed to include any tax, charge, duty or other impositions of a similar nature (including, without limitation, any fine or interest in connection with the failure or delay in payment of such taxes and charges);

The terms “Borrower” and “Lender” shall be construed to include their respective successors and assignees.

1.3                               Unless otherwise indicated, a reference to this Agreement or any other agreement or document shall be construed to be a reference to this Agreement or such other agreement or document (as the case may be) as has been (or as may from time to time be) modified, amended, substituted or supplemented.

1.4                               Headings are inserted for convenience only.

1.5                               Unless otherwise required by the context, plural forms shall include singular form and vice versa.

SECTION II        EXTENSION OF LOANS

2.1                               Lender agrees to provide to Borrower a loan in the amount of Renminbi Five Hundred Thousand (RMB500,000.00) (the “Loan”) on the Effective Date.  The Loan shall have a term of 10 years which commences from the Effective Date and may be automatically renewed upon the expiry of such term, provided that Lender does not oppose such renewal by giving a prior written notice.

SECTION III       INTEREST

3.1          The Parties agree that no interest will accrue on the Loan.

SECTION IV       REPAYMENT

4.1                               Lender may at any time accelerate the Loan in its absolute and sole discretion and may by thirty (30) days repayment notice (the “Repayment Notice”) to Borrower demand Borrower to repay any portion of the Amount or the entire Amount.

4.2                               Borrower may at any time by thirty (30) days notice make a repayment request (the “Repayment Request”) to Lender proposing to fully repay the Amount.  Unless with the consent of Lender, Borrower shall not repay the Loan partially or by installment.

4.3                               If Borrower has been demanded to repay, or has proposed to repay the Loan, upon expiry of the thirty (30) days period specified in the Repayment Notice or the Repayment Request, Borrower shall repay the Amount in cash, or in such other form as may be required by Lender pursuant to its articles of association and applicable laws and regulations and approved by a resolution duly adopted by the board of directors of Lender.  To the extent not in conflict with applicable PRC laws, the Loan shall be repaid with the amount received by Borrower for its transfer of the equity interest it holds in Shanghai eHi Information Technology Service Co., Ltd. to Lender or a third party designated by Lender.

4.4                               Notwithstanding the provisions of Sections 4.1 and 4.2 above, during the term of the Loan and any extension thereof, Lender shall have the right to require Borrower to immediately repay the full Amount of the Loan:

(1)                                 Borrower is dead, is declared missing, loses civil capacity or has limited civil capacity;

(2)                                 Borrower resigns from Lender or is dismissed by Lender;

(3)                                 The cooperative relationship between Shanghai eHi Information Technology Service Co., Ltd. and Lender has been rescinded or terminated;

(4)                                 Without Lender’s consent, Borrower rescinds or terminates the guarantee agreement with Lender which secures the repayment obligations hereunder (the “Guarantee Agreement”), or breaches or fails to perform any of its obligations under the Guarantee Agreement;

(5)                                 Borrower commits any criminal offense or is involved in or connected with any criminal offense; or

(6)                                 Any other third party makes any request or other claim against Borrower for payment of any debt in excess of RMB300,000.

SECTION V         TAXES AND CHARGES

All taxes and charges pertaining to the Loan shall be borne by Lender.

SECTION VI       CONFIDENTIALITY

6.1          Irrespective of whether this Agreement has been terminated, Borrower shall maintain in confidence (i) the execution, performance and content of this Agreement, and (ii) the business secrets, proprietary information and customer information of Lender coming into its knowledge or received by it as a result of the entry into and performance of this Agreement (“Confidential Information”).  Borrower may only use such Confidential Information for the purposes of performing its obligations hereunder. Without written consent of Lender, Borrower shall not disclose any such Confidential Information to any third party; otherwise, Borrower shall bear liabilities for breach and indemnify against losses.

6.2          Upon termination of this Agreement, Borrower shall, at the request of Lender, return, destroy or otherwise deal with all documents, materials or software containing the Confidential Information and shall cease any use thereof.

6.3          Notwithstanding any other provisions of this Agreement, the validity of this Section 6 shall not be affected by any suspension or termination of this Agreement.

SECTION VII     NOTICE

7.1                               Any notice, request, demand and other communication required by or made pursuant to this Agreement shall be made in writing and delivered to the relevant Parties.

7.2                               Such notice or other communication shall be deemed delivered when it is transmitted if transmitted by fax or telex; or upon delivery if delivered in person; or five (5) days after posting if delivered by mail.

SECTION VIII    LIABILITY FOR DEFAULT

8.1                               Borrower undertakes to indemnify Lender against any actions, fees, claims, costs, damages, demands, expenses, liabilities, losses or proceedings as may be suffered or incurred by Lender as a result of Borrower’s breach of any of its obligations hereunder.

8.2                               Notwithstanding any other provisions hereof, the validity of this Section shall not be affected by any suspension or termination of this Agreement.

SECTION IX       MISCELLANEOUS

9.1                               This Agreement is made in Chinese in two (2) originals, with each Party holding one (1) copy.

9.2                               The entry into, effectiveness, performance, modification, interpretation and termination of this Agreement shall be governed by PRC laws.

9.3                               Any dispute arising out of or in connection with this Agreement shall be settled by the Parties through consultations and shall, in the absence of an agreement being reached by the Parties within thirty (30) days of its occurrence, be brought before a court of competent jurisdiction for resolution through legal proceedings.

9.4                               No right, power or remedy empowered to any Party by any provision of this Agreement shall preclude any other right, power or remedy enjoyed by such Party in accordance with law or any other provisions hereof and no exercise by a Party of any of its rights, powers and remedies shall preclude its exercise of its other rights, powers and remedies.

9.5                               No failure or delay by a Party in exercising any right, power or remedy under this Agreement or laws (“Party’s Rights”) shall result in a waiver of such rights; and no single or partial waiver by a Party of the Party’s Rights shall preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party’s Rights.

9.6                               The section headings herein are inserted for convenience of reference only and shall in no event be used in or affect the interpretation of the provisions hereof.

9.7                               Each provision contained herein shall be severable and independent of any other provisions hereof, and if at any time any one or more provisions hereof become invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not be affected thereby.

9.8                               Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties hereto.

9.9                               Without prior written consent of Lender, Borrower may not assign any of its rights and/or obligations hereunder to any third party.  Lender shall have the right to assign, upon notice to the other Party, any of its rights hereunder to any third party designated by it.

9.10                        This Agreement shall be binding upon the legal assignees or successors of the Parties.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[EXECUTION PAGE]

IN WITNESS WHEREOF, the Parties have caused this Loan Agreement to be executed at the place and as of the date first above written.

XIE Chun

By:	/s/ XIE Chun

Shanghai eHi Car Rental Co., Ltd.
(seal)

By:	/s/ Ruiping Zhang
Name:
Title: authorized representative